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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated August 11, 2000 (except with respect to Note 10, as to which the date is August 15, 2000) in Voxware, Inc.'s Form 10-K for the year ended June 30, 2000 and to all references to our Firm included in this registration statement.

                                                      ARTHUR ANDERSEN LLP

Princeton, New Jersey
August 30, 2000